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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-10434               13-1726769
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)

     PLEASANTVILLE, NEW YORK                               10570-7000
(Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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ITEM 9.   REGULATION FD DISCLOSURE.

          On October 1, 2002, The Reader's Digest Association, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

        NUMBER                           DESCRIPTION

        99.1 Press release issued by The Reader's Digest Association, Inc. on October 1, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         The Reader's Digest Association, Inc.

Date:  October 1, 2002

                                         /s/ C.H.R. DUPREE
                                         --------------------------------------
                                         Name:    C.H.R. DuPree
                                         Title:   Vice President, Corporate
                                                  Secretary and Associate
                                                  General Counsel



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                                  EXHIBIT INDEX


        NUMBER                           DESCRIPTION

        99.1 Press release issued by The Reader's Digest Association, Inc. on October 1, 2002